UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                December 6, 2000


                                 USX Corporation
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                1-5153                25-0996816
   ---------------        ----------------       -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-4776
 --------------------------------              ----------
 (Address of principal executive               (Zip Code)
             offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1. Press Release - "Marathon Sakhalin Limited and Shell Sakhalin Holdings B.V. complete exchange agreement"

Item 9. Regulation FD Disclosure

USX Corporation is furnishing information under Regulation FD for the December 6, 2000 press release titled "Marathon Sakhalin Limited and Shell Sakhalin Holdings B.V. complete exchange agreement". Attached is a copy of the press release in substantially the form as released.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President - Accounting



Dated:  December 6, 2000